UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2015

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Investment Portfolios, Core Value Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios, Core Value Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Investment Portfolios, Core Value Portfolio’s Initial shares produced a total return of –2.22%, and its Service shares returned –2.50%.1 In comparison, the fund’s benchmark, the Russell 1000® Value Index, produced a total return of –3.83% for the same period.2

Although some broad measures of U.S. stock market performance posted mild gains in 2015, value-oriented stocks generally trailed their more growth-oriented counterparts, producing negative returns for the Russell 1000 Value Index. Strong stock selections in the consumer staples, energy, and materials sectors enabled the fund to outperform its benchmark for the year.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks, focusing on stocks of large-cap value companies. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. A three-step value screening process is used to select stocks based on value, sound business fundamentals, and positive business momentum. The fund typically invests in the stocks of U.S. issuers, and will limit holdings of foreign stocks to 20%.

Shifting Investor Sentiment Undermined Markets

Equity markets proved volatile during 2015, rising and falling sharply amid shifting economic sentiment. The year started on a weak note, as U.S. economic growth stalled in the face of severe winter weather. Exporters were undermined by a strengthening U.S. dollar, and energy producers were challenged by declining oil prices. The economy got back on track in the spring, when labor markets resumed their vigorous gains, housing markets rebounded, oil prices began to recover, and currency exchange rates stabilized.

Positive U.S. economic developments supported higher stock prices until mid-June, when contentious negotiations surrounding the Greek debt crisis injected new uncertainty into the market. After a series of rises and declines over the summer, stocks plunged in August after the Chinese central bank devaluated the country’s currency, exacerbating fears about slowing economic growth in China and other emerging markets. An October bounce in equity prices put most major U.S. indices back in positive territory when investors responded positively to continued U.S. labor market gains and strong corporate earnings. However, investors again grew concerned that global economic instability and falling energy prices might dampen economic conditions in the United States, and stock prices remained volatile over the final months of the year.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Individual Stock Selections Bolstered Returns

The fund’s disciplined investment process identified relatively strong performing stocks in several industry groups, most notably in the consumer staples sector. Several food-and-beverage companies, including PepsiCo, Molson Coors Brewing, Coca-Cola, and Mondelez International, rose on the strength of improving profitability and favorable developments involving industry consolidation. In the energy sector, the fund held relatively little exposure to large integrated oil companies that were hurt by falling commodity prices, focusing instead on refiners such as Valero Energy and Phillips 66, which benefited from lower input costs and rising demand for gasoline. In the materials sector, construction aggregate producers Martin Marietta Materials and Vulcan Materials gained ground due to positive domestic construction trends.

On a more negative note, the fund lagged its benchmark in the financials sector, where underweighted exposure to richly valued real estate investment trusts (REITs) detracted from returns, and the fund’s lone REIT holding, Communications Sales & Leasing, proved disappointing. In addition, holdings such as insurer and retirement services provider Voya Financial and broker Morgan Stanley were hurt by weak growth and reduced levels of capital markets activity. In the consumer discretionary sector, media companies such as Viacom and CBS suffered amid concerns that advertising revenues were shifting from broadcasters to the Internet, clothing manufacturer PVH struggled with European currency exposure and retail weakness, and office supplies retailer Staples reported weaker-than-expected earnings. In the information technology sector, Alphabet (formerly Google) fared especially well, but the fund did not participate in strong gains from software giant Microsoft. Moreover, semiconductor equipment maker Applied Materials, digital storage company EMC, and database provider Oracle weighed on the fund’s relative results.

Improving Prospects for Our Management Strategy

The Federal Reserve Board raised short-term interest rates in December for the first time in nearly 10 years. As the interest rate environment normalizes, we expect prospects for our active management strategy to improve. As of the reporting period’s end, we have found a relatively large number of attractive opportunities in the materials, consumer staples, information technology, consumer discretionary, telecommunications services, and health care sectors. In contrast, we have allocated relatively few assets to the utilities, and industrials sectors.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. -- Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and Service shares and the Russell 1000 Value Index

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Initial shares	-2.22%	10.63%	5.91%
Service shares	-2.50%	10.36%	5.70%
Russell 1000 Value Index	-3.83%	11.27%	6.16%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Core Value Portfolio on 12/31/05 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements). The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.33	$6.56
Ending value (after expenses)	$958.60	$957.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.50	$6.77
Ending value (after expenses)	$1,019.76	$1,018.50

† Expenses are equal to the fund’s annualized expense ratio of 1.08% for Initial shares and 1.33% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 100.1%	Shares		Value ($)
Banks - 9.1%
Citigroup	15,912		823,446
JPMorgan Chase & Co.	20,924		1,381,612
PNC Financial Services Group	5,620		535,642
			2,740,700
Capital Goods - 8.0%
Honeywell International	2,186		226,404
Northrop Grumman	3,314		625,716
Owens Corning	4,926		231,670
Raytheon	6,040		752,161
United Technologies	6,052		581,416
			2,417,367
Consumer Services - 1.3%
Carnival	7,185		391,439
Diversified Financials - 11.1%
Capital One Financial	6,478		467,582
Charles Schwab	12,844		422,953
E*TRADE Financial	13,989	[a]	414,634
Morgan Stanley	18,987		603,976
Raymond James Financial	3,927		227,648
Synchrony Financial	12,415	[a]	377,540
TD Ameritrade Holding	8,359		290,141
Voya Financial	14,991		553,318
			3,357,792
Energy - 12.0%
Anadarko Petroleum	2,413		117,224
Cimarex Energy	1,142	[b]	102,072
Energen	2,413		98,909
EOG Resources	12,185		862,576
Occidental Petroleum	19,220		1,299,464
Phillips 66	7,208		589,614
Pioneer Natural Resources	828		103,815
Schlumberger	6,264		436,914
			3,610,588
Exchange-Traded Funds - 2.7%
iShares Russell 1000 Value Index Fund	8,253		807,639
Food & Staples Retailing - 1.0%
CVS Health	3,076		300,741

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 100.1% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 8.6%
Coca-Cola	7,068		303,641
ConAgra Foods	9,252		390,064
Kellogg	5,893	[b]	425,887
Molson Coors Brewing, Cl. B	6,521		612,452
Mondelez International, Cl. A	5,556		249,131
PepsiCo	6,110		610,511
			2,591,686
Health Care Equipment & Services - 4.4%
Boston Scientific	13,652	[a]	251,743
Cardinal Health	2,247		200,590
Express Scripts Holding	4,324	[a]	377,961
UnitedHealth Group	4,369		513,969
			1,344,263
Insurance - 7.2%
ACE	3,864		451,508
American International Group	8,643		535,607
FNF Group	4,301		149,116
Hartford Financial Services Group	6,309		274,189
Prudential Financial	9,238		752,066
			2,162,486
Materials - 5.7%
CF Industries Holdings	6,420		262,000
Dow Chemical	7,000		360,360
Mosaic	5,103		140,792
Newmont Mining	7,627		137,210
Packaging Corporation of America	4,342		273,763
Vulcan Materials	5,786		549,496
			1,723,621
Media - 3.6%
CBS, Cl. B	3,061		144,265
Interpublic Group of Companies	13,826		321,869
Omnicom Group	4,006		303,094
Time Warner	2,608		168,659
Viacom, Cl. B	3,872		159,372
			1,097,259
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
Allergan	544	[a]	170,000
Bristol-Myers Squibb	3,446		237,050
Eli Lilly & Co.	5,250		442,365

8

Common Stocks - 100.1% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 7.4% (continued)
Merck & Co.	10,068		531,792
Pfizer	26,429		853,128
			2,234,335
Real Estate - .7%
Communications Sales & Leasing	10,775		201,385
Retailing - .5%
Staples	14,952		141,595
Semiconductors & Semiconductor Equipment - 4.2%
Applied Materials	24,248		452,710
Microchip Technology	6,589	[b]	306,652
Micron Technology	8,811	[a]	124,764
Texas Instruments	6,819		373,750
			1,257,876
Software & Services - 3.7%
Alphabet, Cl. A	571	[a]	444,244
Citrix Systems	1,825	[a]	138,061
Oracle	14,704		537,137
			1,119,442
Technology Hardware & Equipment - 5.1%
Apple	2,789		293,570
Cisco Systems	37,298		1,012,827
Hewlett Packard Enterprise	6,515		99,028
HP	10,644		126,025
			1,531,450
Telecommunication Services - 2.8%
AT&T	24,461		841,703
Transportation - 1.0%
Delta Air Lines	5,888		298,463
Total Common Stocks (cost $27,231,801)			30,171,830
Other Investment - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $32,833)	32,833	[c]	32,833

9

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 1.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $319,117)	319,117	[c]	319,117
Total Investments (cost $27,583,751)	101.3%		30,523,780
Liabilities, Less Cash and Receivables	(1.3%)		(380,984)
Net Assets	100.0%		30,142,796

aNon-income producing security.
b Security, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $478,752 and the value of the collateral held by the fund was $499,260, consisting of cash collateral of $319,117 and U.S. Government & Agency securities valued at $180,143.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Energy	12.0
Diversified Financials	11.1
Banks	9.1
Food, Beverage & Tobacco	8.6
Capital Goods	8.0
Pharmaceuticals, Biotechnology & Life Sciences	7.4
Insurance	7.2
Materials	5.7
Technology Hardware & Equipment	5.1
Health Care Equipment & Services	4.4
Semiconductors & Semiconductor Equipment	4.2
Software & Services	3.7
Media	3.6
Telecommunication Services	2.8
Exchange-Traded Funds	2.7
Consumer Services	1.3
Money Market Investments	1.2
Food & Staples Retailing	1.0
Transportation	1.0
Real Estate	.7
Retailing	.5
101.3

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $478,752)—Note 1(b):
Unaffiliated issuers	27,231,801	30,171,830
Affiliated issuers	351,950	351,950
Dividends and securities lending income receivable		56,355
Prepaid expenses		41
		30,580,176
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		36,279
Liability for securities on loan—Note 1(b)		319,117
Payable for shares of Beneficial Interest redeemed		34,994
Accrued expenses		46,990
		437,380
Net Assets ($)		30,142,796
Composition of Net Assets ($):
Paid-in capital		22,921,770
Accumulated undistributed investment income—net		267,766
Accumulated net realized gain (loss) on investments		4,013,231
Accumulated net unrealized appreciation (depreciation) on investments		2,940,029
Net Assets ($)		30,142,796

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	19,215,957	10,926,839
Shares Outstanding	1,091,101	616,930
Net Asset Value Per Share ($)	17.61	17.71

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	646,929
Affiliated issuers	97
Income from securities lending—Note 1(b)	468
Total Income	647,494
Expenses:
Management fee—Note 3(a)	245,063
Professional fees	49,351
Distribution fees—Note 3(b)	30,544
Custodian fees—Note 3(b)	18,892
Prospectus and shareholders’ reports	9,193
Trustees’ fees and expenses—Note 3(c)	7,689
Loan commitment fees—Note 2	380
Shareholder servicing costs—Note 3(b)	163
Interest expense—Note 2	34
Registration fees	27
Miscellaneous	17,496
Total Expenses	378,832
Less—reduction in fees due to earnings credits—Note 3(b)	(1)
Net Expenses	378,831
Investment Income—Net	268,663
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,043,371
Net unrealized appreciation (depreciation) on investments	(4,940,829)
Net Realized and Unrealized Gain (Loss) on Investments	(897,458)
Net (Decrease) in Net Assets Resulting from Operations	(628,795)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	268,663	239,109
Net realized gain (loss) on investments	4,043,371	3,701,793
Net unrealized appreciation (depreciation) on investments	(4,940,829)	(610,487)
Net Increase (Decrease) in Net Assets Resulting from Operations	(628,795)	3,330,415
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(171,896)	(188,166)
Service Shares	(67,061)	(89,796)
Net realized gain on investments:
Initial Shares	(2,336,587)	(839,299)
Service Shares	(1,374,475)	(558,750)
Total Dividends	(3,950,019)	(1,676,011)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,070,552	851,659
Service Shares	405,935	541,196
Dividends reinvested:
Initial Shares	2,508,483	1,027,465
Service Shares	1,441,536	648,546
Cost of shares redeemed:
Initial Shares	(4,124,702)	(1,881,022)
Service Shares	(2,381,881)	(4,095,821)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(80,077)	(2,907,977)
Total Increase (Decrease) in Net Assets	(4,658,891)	(1,253,573)
Net Assets ($):
Beginning of Period	34,801,687	36,055,260
End of Period	30,142,796	34,801,687
Undistributed investment income—net	267,766	238,060

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2015	2014
Capital Share Transactions (Shares):
Initial Shares
Shares sold	113,108	43,490
Shares issued for dividends reinvested	137,980	54,220
Shares redeemed	(221,497)	(96,765)
Net Increase (Decrease) in Shares Outstanding	29,591	945
Service Shares
Shares sold	21,583	28,025
Shares issued for dividends reinvested	78,686	34,009
Shares redeemed	(126,233)	(210,996)
Net Increase (Decrease) in Shares Outstanding	(25,964)	(148,962)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.38	19.43	14.28	12.17	13.06
Investment Operations:
Investment income—net[a]	.17	.15	.16	.19	.11
Net realized and unrealized gain (loss) on investments	(.55)	1.78	5.20	2.04	(.85)
Total from Investment Operations	(.38)	1.93	5.36	2.23	(.74)
Distributions:
Dividends from investment income—net	(.16)	(.18)	(.21)	(.12)	(.15)
Dividends from net realized gain on investments	(2.23)	(.80)	—	—	—
Total Distributions	(2.39)	(.98)	(.21)	(.12)	(.15)
Net asset value, end of period	17.61	20.38	19.43	14.28	12.17
Total Return (%)	(2.22)	10.31	37.87	18.34	(5.82)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.03	1.02	1.05	1.02
Ratio of net expenses to average net assets	1.07	1.03	.99	.80	.94
Ratio of net investment income to average net assets	.92	.79	.95	1.43	.86
Portfolio Turnover Rate	105.48	66.78	65.33	67.59	83.87
Net Assets, end of period ($ x 1,000)	19,216	21,637	20,605	16,630	15,421

a Based on average shares outstanding.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	20.48	19.51	14.34	12.23	13.12
Investment Operations:
Investment income—net[a]	.12	.11	.12	.16	.08
Net realized and unrealized gain (loss) on investments	(.55)	1.79	5.22	2.04	(.86)
Total from Investment Operations	(.43)	1.90	5.34	2.20	(.78)
Distributions:
Dividends from investment income—net	(.11)	(.13)	(.17)	(.09)	(.11)
Dividends from net realized gain on investments	(2.23)	(.80)	—	—	—
Total Distributions	(2.34)	(.93)	(.17)	(.09)	(.11)
Net asset value, end of period	17.71	20.48	19.51	14.34	12.23
Total Return (%)	(2.50)	10.09	37.52	18.02	(6.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.28	1.27	1.30	1.27
Ratio of net expenses to average net assets	1.32	1.28	1.24	1.05	1.19
Ratio of net investment income to average net assets	.67	.54	.70	1.17	.59
Portfolio Turnover Rate	105.48	66.78	65.33	67.59	83.87
Net Assets, end of period ($ x 1,000)	10,927	13,165	15,451	12,560	12,875

a Based on average shares outstanding.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Core Value Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

17

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

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Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	29,364,191	-	-	29,364,191
Exchange-Traded Funds	807,639	-	-	807,639
Mutual Funds	351,950	-	-	351,950

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $103 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in

20

affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	47,083	7,915,550	7,929,800	32,833.1
Dreyfus Institutional Cash Advantage Fund	-	1,973,534	1,654,417	319,117	1.1
Total	47,083	9,889,084	9,584,217	351,950	1.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $526,122, undistributed capital gains $3,984,274 and unrealized appreciation $2,710,630.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $952,052 and $277,962, and long-term capital gains $2,997,967 and $1,398,049, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015 was approximately $3,000 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $30,544 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

22

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $110 for transfer agency services and $10 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $18,892 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $19,254, Distribution Plan fees $2,363, custodian fees $12,004, Chief Compliance Officer fees $2,647 and transfer agency fees $11.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $34,284,032 and $37,923,825, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $27,813,150; accordingly, accumulated net unrealized appreciation on investments was $2,710,630, consisting of $4,402,077 gross unrealized appreciation and $1,691,447 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 64.81% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.4281 per share as a short-term capital gain distribution and $1.7998 per share as a long-term capital gain distribution paid on March 26, 2015.

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the

26

Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking highest in the Performance Group in the three- and four-year periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place

28

between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

29

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

30

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

33

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Investment Portfolios, Core Value Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0172AR1215

Dreyfus Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios, MidCap Stock Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of –2.29%, and its Service shares produced a total return of –2.52%.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400® Index (the “S&P 400 Index”), produced a total return of –2.18% for the same period.2

Midcap stocks in 2015 produced modest losses, on average, due to concerns surrounding deteriorating global economic sentiment and sharply declining commodity prices. The fund lagged its benchmark, mainly due to stock selection shortfalls in the financials and industrials sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P 400 Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of midcap companies. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. Consistency of returns compared to the S&P 400 Index is a primary goal of the investment process.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the wake of a stock market rally stemming from robust U.S. employment gains and improved consumer and business confidence. The rally paused early in 2015 amid disappointing domestic economic data, but the market’s advance soon got back on track, driving the S&P 400 Index to record highs by late June.

However, a debt crisis in Greece and slowing economic growth in China sent U.S. stock prices broadly lower over the summer. Midcap stocks slid into negative territory in August after Chinese authorities devaluated the country’s currency, but a strong rally in October partly erased previous losses when U.S labor markets continued to gain momentum and several U.S. companies reported better-than-expected financial results. Investors again grew concerned that global economic instability and falling energy prices might dampen economic conditions in the United States, and midcap stocks declined over the final month of the year.

In this environment, midcap stocks trailed large-cap stocks and, to a lesser extent, small-cap stocks. Moreover, investors favored companies exhibiting high levels of earnings growth, often seemingly regardless of their valuations.

Some Stock Selections Dampened Relative Performance

Our quantitative investment process enabled the fund to navigate a volatile investment environment during 2015, but results for the year overall fell slightly short of the benchmark. Notable laggards included the financials sector, where investment manager Waddell & Reed

3

DISCUSSION OF FUND PERFORMANCE (continued)

Financial reported inconsistent earnings and revenues, and investors grew increasingly concerned about the potential for heightened regulatory oversight. In the industrials sector, several machinery producers trailed sector averages due to concerns surrounding the global economic slowdown, the adverse impact of a strong U.S. dollar on exports, and reduced demand for industrial goods from energy production companies. Likewise, offshore energy services company Helix Energy Solutions Group was hurt by weak demand, leading analysts to reduce their earnings targets. In other areas, apparel designer Kate Spade & Co. reported disappointing sales volumes, prompting a decline in its share price.

In contrast, the fund achieved strong relative performance from other holdings. In the information technology sector, Internet services provider Verisign advanced amid robust domain-name renewal volumes and rising demand from international customers for .com and .net web addresses. Meanwhile, semiconductor manufacturer Integrated Device Technology posted better-than-expected earnings over four successive quarters and increased its share buyback program. Among healthcare companies, managed care provider Health Net reported robust earnings early in the year, and its stock advanced strongly after the company accepted a merger proposal from managed care company Centene. Investors responded positively to the merger agreement, which they expect to form a diversified healthcare enterprise. In other areas, media and entertainment company Starz exceeded analysts’ earnings expectations over the first half of 2015, driving its stock price higher. We sold the stock when it reached a fuller valuation, and the fund avoided subsequent declines.

Companies with Solid Fundamentals

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of midcap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio Initial shares and Service shares and the Standard & Poor's MidCap 400 Index

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Initial shares	-2.29%	12.18%	7.14%
Service shares	-2.52%	11.90%	6.96%
Standard & Poor's MidCap 400 Index	-2.18%	10.68%	8.18%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, MidCap Stock Portfolio on 12/31/05 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements). The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.19	$ 5.47
Ending value (after expenses)	$956.10	$955.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.33	$ 5.65
Ending value (after expenses)	$1,020.92	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of .85% for Initial shares and 1.11% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 99.5%	Shares		Value ($)
Banks - 5.9%
Associated Banc-Corp	116,600		2,186,250
BancorpSouth	79,100		1,897,609
Cathay General Bancorp	74,500		2,334,085
Commerce Bancshares	5,255		223,548
Cullen/Frost Bankers	24,100		1,446,000
East West Bancorp	5,500		228,580
First Horizon National	127,200	[a]	1,846,944
			10,163,016
Capital Goods - 9.9%
Allison Transmission Holdings	81,200		2,102,268
GATX	39,300		1,672,215
Huntington Ingalls Industries	24,200		3,069,770
Lincoln Electric Holdings	49,500		2,568,555
Owens Corning	36,500		1,716,595
Spirit Aerosystems Holdings, Cl. A	47,300	[b]	2,368,311
Trinity Industries	68,000		1,633,360
Wabtec	26,600		1,891,792
			17,022,866
Commercial & Professional Services - 1.4%
Deluxe	41,000		2,236,140
Pitney Bowes	8,900		183,785
			2,419,925
Consumer Durables & Apparel - 3.9%
Brunswick	59,500		3,005,345
Carter's	32,300		2,875,669
NVR	540	[b]	887,220
			6,768,234
Consumer Services - 4.6%
Brinker International	42,900		2,057,055
Darden Restaurants	34,100		2,170,124
Jack in the Box	34,700		2,661,837
ServiceMaster Global Holdings	18,400	[b]	722,016
Wyndham Worldwide	4,900		355,985
			7,967,017
Diversified Financials - 4.6%
Affiliated Managers Group	14,880	[b]	2,377,229
CBOE Holdings	12,100		785,290

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Diversified Financials - 4.6% (continued)
SEI Investments	61,300		3,212,120
T. Rowe Price Group	2,500		178,725
Waddell & Reed Financial, Cl. A	47,100		1,349,886
			7,903,250
Energy - 5.0%
Cameron International	16,200	[b]	1,023,840
Dril-Quip	6,900	[b]	408,687
HollyFrontier	16,600		662,174
Oceaneering International	37,400		1,403,248
Tesoro	11,100		1,169,607
Western Refining	43,500		1,549,470
World Fuel Services	63,700		2,449,902
			8,666,928
Food & Staples Retailing - 1.2%
SUPERVALU	307,000	[b]	2,081,460
Food, Beverage & Tobacco - 4.8%
Boston Beer, Cl. A	5,370	[a,b]	1,084,257
Bunge	17,700		1,208,556
Coca-Cola Enterprises	8,700		428,388
Dean Foods	131,900		2,262,085
Ingredion	34,900		3,344,816
			8,328,102
Health Care Equipment & Services - 8.3%
DENTSPLY International	17,200		1,046,620
Health Net	29,000	[b]	1,985,340
Hologic	89,200	[b]	3,451,148
LifePoint Health	18,300	[b]	1,343,220
Molina Healthcare	38,500	[b]	2,315,005
Teleflex	20,300		2,668,435
Universal Health Services, Cl. B	6,800		812,532
VCA	12,400	[b]	682,000
			14,304,300
Insurance - 4.3%
American Financial Group	4,400		317,152
Everest Re Group	17,400		3,185,766
First American Financial	4,600		165,140
FNF Group	10,100		350,167
Reinsurance Group of America	13,900		1,189,145

8

Common Stocks - 99.5% (continued)	Shares		Value ($)
Insurance - 4.3% (continued)
The Hanover Insurance Group	28,200		2,293,788
			7,501,158
Materials - 5.4%
Bemis	16,600		741,854
Crown Holdings	14,000	[b]	709,800
Minerals Technologies	27,600		1,265,736
PolyOne	37,200		1,181,472
Reliance Steel & Aluminum	46,200		2,675,442
Sealed Air	18,400		820,640
Steel Dynamics	107,200		1,915,664
			9,310,608
Media - 1.1%
John Wiley & Sons, Cl. A	3,700		166,611
New York Times, Cl. A	131,800		1,768,756
			1,935,367
Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
Agilent Technologies	24,600		1,028,526
Charles River Laboratories International	29,300	[b]	2,355,427
Mettler-Toledo International	10,140	[b]	3,438,778
United Therapeutics	1,300	[b]	203,593
			7,026,324
Real Estate - 9.7%
Camden Property Trust	15,600	[c]	1,197,456
CBL & Associates Properties	86,900	[c]	1,074,953
Corrections Corporation of America	72,835	[c]	1,929,400
General Growth Properties	77,000	[c]	2,095,170
Lamar Advertising, Cl. A	48,400		2,903,032
LaSalle Hotel Properties	8,500	[c]	213,860
National Retail Properties	37,300	[c]	1,493,865
Taubman Centers	39,400	[c]	3,022,768
Weingarten Realty Investors	81,300	[c]	2,811,354
			16,741,858
Retailing - 3.3%
Big Lots	55,900	[a]	2,154,386
Foot Locker	43,200		2,811,888
GNC Holdings, Cl. A	15,800		490,116
O'Reilly Automotive	860	[b]	217,941
			5,674,331

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 1.6%
Integrated Device Technology	107,600	[b]	2,835,260
Software & Services - 8.8%
ANSYS	6,900	[b]	638,250
CA	12,700		362,712
Citrix Systems	5,000	[b]	378,250
Computer Sciences	35,800		1,169,944
Convergys	57,500		1,431,175
CoreLogic	52,100	[b]	1,764,106
DST Systems	25,044		2,856,518
Genpact	10,700	[b]	267,286
NeuStar, Cl. A	54,100	[a,b]	1,296,777
Nuance Communications	121,600	[b]	2,418,624
WEX	29,100	[b]	2,572,440
			15,156,082
Technology Hardware & Equipment - 3.6%
Arrow Electronics	32,800	[b]	1,777,104
Ciena	10,200	[b]	211,038
InterDigital	21,600		1,059,264
IPG Photonics	3,400	[a,b]	303,144
NCR	106,500	[b]	2,604,990
Polycom	13,500	[b]	169,965
			6,125,505
Telecommunication Services - .5%
CenturyLink	37,100		933,436
Transportation - 3.7%
Alaska Air Group	11,900	[a]	958,069
JetBlue Airways	128,700	[b]	2,915,055
Old Dominion Freight Line	43,800	[b]	2,587,266
			6,460,390
Utilities - 3.8%
DTE Energy	14,700		1,178,793
FirstEnergy	73,200		2,322,636
Westar Energy	72,400		3,070,484
			6,571,913
Total Common Stocks (cost $163,852,207)			171,897,330
Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $458,721)	458,721	[d]	458,721

10

Investment of Cash Collateral for Securities Loaned - 1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $2,401,926)	2,401,926	[d]	2,401,926
Total Investments (cost $166,712,854)	101.2%		174,757,977
Liabilities, Less Cash and Receivables	(1.2%)		(2,040,384)
Net Assets	100.0%		172,717,593

aSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $4,448,421 and the value of the collateral held by the fund was $4,645,951, consisting of cash collateral of $2,401,926 and U.S. Government & Agency securities valued at $2,244,025.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	9.9
Real Estate	9.7
Software & Services	8.8
Health Care Equipment & Services	8.3
Banks	5.9
Materials	5.4
Energy	5.0
Food, Beverage & Tobacco	4.8
Consumer Services	4.6
Diversified Financials	4.6
Insurance	4.3
Pharmaceuticals, Biotechnology & Life Sciences	4.1
Consumer Durables & Apparel	3.9
Utilities	3.8
Transportation	3.7
Technology Hardware & Equipment	3.6
Retailing	3.3
Money Market Investments	1.7
Semiconductors & Semiconductor Equipment	1.6
Commercial & Professional Services	1.4
Food & Staples Retailing	1.2
Media	1.1
Telecommunication Services	.5
101.2

† Based on net assets.
See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,448,421)—Note 1(b):
Unaffiliated issuers	163,852,207	171,897,330
Affiliated issuers	2,860,647	2,860,647
Cash		520,453
Dividends, interest and securities lending income receivable		245,049
Prepaid expenses		2,506
		175,525,985
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		140,726
Liability for securities on loan—Note 1(b)		2,401,926
Payable for shares of Beneficial Interest redeemed		191,207
Accrued expenses		74,533
		2,808,392
Net Assets ($)		172,717,593
Composition of Net Assets ($):
Paid-in capital		151,172,520
Accumulated undistributed investment income—net		1,718,036
Accumulated net realized gain (loss) on investments		11,781,914
Accumulated net unrealized appreciation (depreciation) on investments		8,045,123
Net Assets ($)		172,717,593

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	123,354,106	49,363,487
Shares Outstanding	6,509,881	2,615,134
Net Asset Value Per Share ($)	18.95	18.88

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,353,863
Affiliated issuers	1,079
Income from securities lending—Note 1(b)	116,815
Interest	6
Total Income	3,471,763
Expenses:
Management fee—Note 3(a)	1,482,767
Distribution fees—Note 3(b)	113,398
Professional fees	64,640
Trustees’ fees and expenses—Note 3(c)	51,591
Prospectus and shareholders’ reports	29,958
Custodian fees—Note 3(b)	21,313
Loan commitment fees—Note 2	3,831
Shareholder servicing costs—Note 3(b)	1,355
Interest expense—Note 2	58
Miscellaneous	20,648
Total Expenses	1,789,559
Less—reduction in fees due to earnings credits—Note 3(b)	(4)
Net Expenses	1,789,555
Investment Income—Net	1,682,208
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,812,133
Net unrealized appreciation (depreciation) on investments	(17,983,109)
Net Realized and Unrealized Gain (Loss) on Investments	(6,170,976)
Net (Decrease) in Net Assets Resulting from Operations	(4,488,768)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	1,682,208	1,126,667
Net realized gain (loss) on investments	11,812,133	31,053,585
Net unrealized appreciation (depreciation) on investments	(17,983,109)	(11,297,380)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,488,768)	20,882,872
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(944,587)	(1,600,836)
Service Shares	(179,129)	(180,578)
Net realized gain on investments:
Initial Shares	(24,657,461)	(868,833)
Service Shares	(6,393,134)	(126,481)
Total Dividends	(32,174,311)	(2,776,728)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,905,018	9,644,215
Service Shares	28,104,037	16,589,102
Dividends reinvested:
Initial Shares	25,602,048	2,469,669
Service Shares	6,572,263	307,059
Cost of shares redeemed:
Initial Shares	(44,189,452)	(25,817,267)
Service Shares	(12,307,883)	(8,124,921)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	13,686,031	(4,932,143)
Total Increase (Decrease) in Net Assets	(22,977,048)	13,174,001
Net Assets ($):
Beginning of Period	195,694,641	182,520,640
End of Period	172,717,593	195,694,641
Undistributed investment income—net	1,718,036	1,160,450
Capital Share Transactions (Shares):
Initial Shares
Shares sold	482,702	444,102
Shares issued for dividends reinvested	1,278,824	117,940
Shares redeemed	(2,221,204)	(1,194,189)
Net Increase (Decrease) in Shares Outstanding	(459,678)	(632,147)
Service Shares
Shares sold	1,364,856	749,291
Shares issued for dividends reinvested	328,942	14,678
Shares redeemed	(611,910)	(375,381)
Net Increase (Decrease) in Shares Outstanding	1,081,888	388,588

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	23.03	20.87	15.68	13.16	13.17
Investment Operations:
Investment income—net[a]	.18	.14	.20	.23	.06
Net realized and unrealized gain (loss) on investments	(.50)	2.35	5.24	2.36	.00[b]
Total from Investment Operations	(.32)	2.49	5.44	2.59	.06
Distributions:
Dividends from investment income—net	(.14)	(.21)	(.25)	(.07)	(.07)
Dividends from net realized gain on investments	(3.62)	(.12)	-	-	-
Total Distributions	(3.76)	(.33)	(.25)	(.07)	(.07)
Net asset value, end of period	18.95	23.03	20.87	15.68	13.16
Total Return (%)	(2.29)	12.09	34.99	19.67	.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.85	.86	.85	.86
Ratio of net expenses to average net assets	.85	.85	.86	.85	.86
Ratio of net investment income to average net assets	.89	.64	1.11	1.58	.50
Portfolio Turnover Rate	80.27	83.06	68.72	73.96	81.48
Net Assets, end of period ($ x 1,000)	123,354	160,482	158,682	128,410	123,187

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	22.97	20.83	15.65	13.14	13.16
Investment Operations:
Investment income—net[a]	.15	.09	.16	.19	.02
Net realized and unrealized gain (loss) on investments	(.52)	2.34	5.23	2.35	.01
Total from Investment Operations	(.37)	2.43	5.39	2.54	.03
Distributions:
Dividends from investment income—net	(.10)	(.17)	(.21)	(.03)	(.05)
Dividends from net realized gain on investments	(3.62)	(.12)	-	-	-
Total Distributions	(3.72)	(.29)	(.21)	(.03)	(.05)
Net asset value, end of period	18.88	22.97	20.83	15.65	13.14
Total Return (%)	(2.52)	11.76	34.70	19.34	.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.10	1.11	1.10	1.11
Ratio of net expenses to average net assets	1.10	1.10	1.11	1.10	1.11
Ratio of net investment income to average net assets	.72	.40	.86	1.32	.18
Portfolio Turnover Rate	80.27	83.06	68.72	73.96	81.48
Net Assets, end of period ($ x 1,000)	49,363	35,213	23,838	17,836	17,050

a Based on average shares outstanding.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

18

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities-Domestic Common Stocks†	171,630,044	-	-	171,630,044
Equity Securities- Foreign Common Stocks†	267,286	-	-	267,286
Mutual Funds	2,860,647	-	-	2,860,647

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $28,906 from lending portfolio securities, pursuant to the securities lending agreement.

20

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,336,380	33,423,647	34,301,306	458,721.3
Dreyfus Institutional Cash Advantage Fund	5,489,803	47,141,326	50,229,203	2,401,926	1.4
Total	6,826,183	80,564,973	84,530,509	2,860,647	1.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,673,775,

21

NOTES TO FINANCIAL STATEMENTS (continued)

undistributed capital gains $11,875,257 and unrealized appreciation $7,951,780.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $8,873,053 and $1,781,414, and long-term capital gains $23,301,258 and $995,314, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased accumulated undistributed investment income-net by $906 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015, was approximately $5,200 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The

22

fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $113,398 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $1,137 for transfer agency services and $84 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $21,313 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $112,689, Distribution Plan fees $10,425, custodian fees $14,798, Chief Compliance Officer fees $2,647 and transfer agency fees $167.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $156,609,772 and $172,752,055, respectively.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015, the cost of investments for federal income tax purposes was $166,806,197; accordingly, accumulated net unrealized appreciation on investments was $7,951,780, consisting of $21,061,663 gross unrealized appreciation and $13,109,883 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 30.83% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.9023 per share as a short-term capital gain distribution and $2.7131 per share as a long-term capital gain distribution paid on March 25, 2015.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking first or second in the Performance Group for several periods), except for the ten-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group median and above the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

28

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

32

INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

34

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Investment Portfolios, MidCap Stock Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0174AR1215

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of –2.33%.1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600® Index (the “S&P 600 Index”), produced a –1.97% total return for the same period.2,3

Small-cap stocks lost a degree of value in 2015 amid shifting economic sentiment. The difference in returns between the fund and the S&P 600 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 600 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the S&P 600 Index. To pursue its goal, the fund invests in a representative sample of stocks included in the S&P 600 Index, and in futures whose performance is tied to the S&P 600 Index. The fund’s investments are selected by a “sampling” process based on market capitalization, industry representation, and other fundamental benchmark characteristics. The fund expects to invest in approximately 500 or more of the stocks in the S&P 600 Index.

Global Economic Concerns Sparked Market Turmoil

Robust employment gains and improved consumer and business confidence helped drive the S&P 600 Index higher in January 2015, despite plummeting prices of oil and other global commodities. Small-cap stocks reversed course in February due to sluggish domestic economic growth stemming from severe winter weather and the impact of a strengthening U.S. dollar on exports. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015.

The U.S. economy regained traction in the spring with a 3.9% annualized growth rate for the second quarter, and by late June the S&P 600 Index had advanced to new record highs. However, uncertainty surrounding a debt crisis in Greece and slowing economic growth in China subsequently sent stock prices lower. In August, stocks fell sharply after the Chinese central bank unexpectedly devalued the country’s currency, intensifying concerns that the world’s second largest economy could be slowing more than anticipated.

U.S. economic growth decelerated to an annualized 2.0% rate during the third quarter. Stocks remained in negative territory during September as investors grew more risk-averse, but a strong rally in October and early November enabled the S&P 600 Index to nearly erase previous losses. Stock prices remained volatile over the remainder of the year amid renewed worries that persistent global instability might dampen domestic economic growth. The market rebounded somewhat near year-end, when the Federal Reserve Board ended months of uncertainty by raising short-term interest rates, but it was not enough to fully offset earlier declines, and the S&P 600 Index closed 2015 with a negative total return.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Technology Stocks Led Small-Cap Stocks Slightly Higher

Although the S&P 600 Index posted only a mild loss for the year overall, the economic sectors that comprise the index delivered widely disparate results. The health care sector led the small-cap stock market, as the industry group continued to see rising spending on medical services for an aging population, and mergers-and-acquisitions intensified when larger companies sought to enhance their growth prospects. Small-cap pharmaceutical companies also benefited from regulatory approval of new medicines, as well as the release of new generic drugs when patent protections expired for larger companies’ branded products.

The information technology sector also fared relatively well. Credit card processors and their suppliers prospered amid rising consumer spending, while companies providing technology, health care, and human resources outsourcing services to government agencies encountered rising demand. A number of software developers gained value when their business customers increasingly sought to adopt Internet-based sales models. The utilities sector also produced relatively strong returns after the acquisition of a gas-fired electricity producer drove higher the stock prices of similar companies.

In contrast, the energy sector lost considerable value over the reporting period. A glut of crude oil was met with tepid global demand, causing petroleum prices to fall sharply. Offshore drillers, exploration-and-production companies, and coal producers were hit especially hard. The materials sector also was hurt by declining commodity prices due to reduced demand from the emerging markets and a strengthening U.S. dollar, which weighed on earnings for metals-and-mining companies, fertilizer makers, and chemicals producers. Finally, results from the consumer discretionary sector were undermined by several businesses struggling with company-specific issues, such as failed mergers, unsuccessful promotional campaigns, and increased regulatory scrutiny.

Replicating the Performance of the S&P 600 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track despite ongoing turmoil in global commodity markets. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

January 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The Dreyfus Corporation has agreed to pay all of the fund’s expenses except management fees, Rule 12b-1 fees and certain other expenses, including fees and expenses of the non-interested board members, and their counsel.

4

2  SOURCE: LIPPER INC. -- Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Investors cannot invest directly in any index.

3  “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”), and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio and the Standard &Poor’s SmallCap 600 Index

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/05 to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date.

The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses. The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. The Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Fund	-2.33%	10.96%	7.59%
Standard & Poor’s SmallCap 600 Index	-1.97%	11.48%	8.01%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015

Expenses paid per $1,000†	$2.93
Ending value (after expenses)	$939.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 98.5%	Shares		Value ($)
Automobiles & Components - 1.0%
Dorman Products	14,376	[a,b]	682,429
Drew Industries	10,787		656,820
Gentherm	18,125	[b]	859,125
Motorcar Parts of America	8,669	[b]	293,099
Standard Motor Products	8,103		308,319
Superior Industries International	6,427		118,385
Winnebago Industries	12,169		242,163
			3,160,340
Banks - 10.9%
Ameris Bancorp	12,309		418,383
Astoria Financial	38,579		611,477
Bank Mutual	33,567		261,823
Banner	11,841		543,028
BBCN Bancorp	35,369		609,054
BofI Holding	24,540	[a,b]	516,567
Boston Private Financial Holdings	32,799		371,941
Brookline Bancorp	30,001		345,012
Cardinal Financial	18,785		427,359
Central Pacific Financial	19,275		424,436
City Holding	7,252	[a]	330,981
Columbia Banking System	29,912		972,439
Community Bank System	20,435		816,174
CVB Financial	51,286		867,759
Dime Community Bancshares	15,805		276,429
F.N.B.	77,936		1,039,666
First BanCorp	45,225	[b]	146,981
First Commonwealth Financial	53,269		483,150
First Financial Bancorp	33,441		604,279
First Financial Bankshares	33,053		997,209
First Midwest Bancorp	41,441		763,758
First NBC Bank Holding	5,169	[b]	193,269
Glacier Bancorp	38,783		1,028,913
Hanmi Financial	12,243		290,404
Home BancShares	30,396		1,231,646
Independent Bank	13,231		615,506
LegacyTexas Financial Group	19,554		489,241
LendingTree	4,322	[b]	385,868

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Banks - 10.9% (continued)
MB Financial	32,092	[a]	1,038,818
National Penn Bancshares	63,615		784,373
NBT Bancorp	17,984		501,394
Northfield Bancorp	27,845	[a]	443,292
Northwest Bancshares	56,032		750,268
OFG Bancorp	12,272		89,831
Old National Bancorp	52,351	[a]	709,880
Oritani Financial	23,860		393,690
Pinnacle Financial Partners	17,239		885,395
PrivateBancorp	39,357		1,614,424
Provident Financial Services	24,681		497,322
S&T Bancorp	15,612		481,162
Simmons First National, Cl. A	15,003		770,554
Southside Bancshares	8,277		198,814
Sterling Bancorp	54,574		885,190
Talmer Bancorp, Cl. A	27,441		496,957
Texas Capital Bancshares	21,262	[b]	1,050,768
Tompkins Financial	7,308		410,417
TrustCo Bank	58,886		361,560
UMB Financial	19,894		926,066
United Bankshares	29,790	[a]	1,101,932
United Community Banks	29,602		576,943
Walker & Dunlop	12,132	[b]	349,523
Westamerica Bancorporation	10,526	[a]	492,091
Wilshire Bancorp	40,856		471,887
Wintrust Financial	22,793		1,105,916
			33,451,219
Capital Goods - 9.6%
AAON	17,116		397,434
AAR	17,604		462,809
Actuant, Cl. A	24,855		595,526
Aegion	22,030	[b]	425,399
Aerojet Rocketdyne Holdings	33,254	[b]	520,758
AeroVironment	6,815	[b]	200,838
Albany International, Cl. A	15,676		572,958
American Science & Engineering	1,569	[a]	64,925
American Woodmark	6,865	[b]	549,063
Apogee Enterprises	15,815		688,111
Applied Industrial Technologies	20,154		816,035

10

Common Stocks - 98.5% (continued)	Shares		Value ($)
Capital Goods - 9.6% (continued)
Astec Industries	7,858		319,821
AZZ	11,046		613,826
Barnes Group	24,976		883,901
Briggs & Stratton	26,250		454,125
Chart Industries	14,393	[b]	258,498
CIRCOR International	7,182		302,721
Comfort Systems USA	18,846		535,603
Cubic	12,638		597,146
Curtiss-Wright	21,488		1,471,928
DXP Enterprises	6,279	[b]	143,161
Dycom Industries	16,850	[b]	1,178,826
EMCOR Group	31,135		1,495,725
Encore Wire	10,871		403,205
EnerSys	22,131		1,237,787
Engility Holdings	5,727	[b]	186,013
EnPro Industries	9,206	[a]	403,591
ESCO Technologies	10,340		373,688
Federal Signal	35,475		562,279
Franklin Electric	16,245		439,102
General Cable	29,866		401,100
Gibraltar Industries	14,105	[b]	358,831
Griffon	23,130		411,714
Harsco	37,575		296,091
Hillenbrand	31,530		934,234
John Bean Technologies	15,416		768,179
Kaman	15,486		631,984
Lindsay	4,500	[a]	325,800
Lydall	8,786	[b]	311,727
Moog, Cl. A	17,771	[b]	1,076,923
Mueller Industries	30,371		823,054
MYR Group	9,812	[b]	202,225
National Presto Industries	2,856		236,648
PGT	16,209	[b]	184,621
Powell Industries	1,920		49,978
Quanex Building Products	16,946		353,324
Simpson Manufacturing	21,980		750,617
SPX	19,563		182,523
SPX FLOW	19,563		546,003
Standex International	5,136		427,058

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Capital Goods - 9.6% (continued)
TASER International	25,426	[a,b]	439,616
Tennant	9,143		514,385
The Greenbrier Companies	12,558	[a]	409,642
Titan International	20,360		80,218
Universal Forest Products	9,828		671,940
Veritiv	2,844	[a,b]	103,010
Vicor	10,420	[b]	95,030
Watts Water Technologies, Cl. A	13,916		691,208
			29,432,485
Commercial & Professional Services - 4.6%
ABM Industries	23,967		682,340
Brady, Cl. A	24,552		564,205
CDI	8,644		58,433
Essendant	20,566		668,601
Exponent	10,755		537,212
G&K Services, Cl. A	8,813		554,338
Healthcare Services Group	32,251	[a]	1,124,592
Heidrick & Struggles International	7,267		197,808
Insperity	10,075		485,111
Interface	36,482		698,265
Kelly Services, Cl. A	11,908		192,314
Korn/Ferry International	25,364		841,578
Matthews International, Cl. A	14,265		762,464
Mobile Mini	20,762		646,321
Navigant Consulting	25,407	[b]	408,036
On Assignment	23,493	[b]	1,056,010
Resources Connection	17,719		289,528
Tetra Tech	31,647		823,455
The Brink's Company	22,312		643,924
TrueBlue	20,612	[b]	530,965
UniFirst	8,215		856,003
US Ecology	10,241		373,182
Viad	10,365		292,604
WageWorks	16,736	[b]	759,312
			14,046,601
Consumer Durables & Apparel - 3.4%
Arctic Cat	2,882		47,207
Callaway Golf	43,905		413,585
Crocs	32,093	[b]	328,632

12

Common Stocks - 98.5% (continued)	Shares		Value ($)
Consumer Durables & Apparel - 3.4% (continued)
Ethan Allen Interiors	13,118		364,943
G-III Apparel Group	19,023	[b]	841,958
Helen of Troy	14,400	[b]	1,357,200
Iconix Brand Group	25,138	[a,b]	171,693
Installed Building Products	8,010	[b]	198,888
iRobot	14,489	[a,b]	512,911
La-Z-Boy	26,227		640,463
M/I Homes	10,923	[b]	239,432
Meritage Homes	16,009	[b]	544,146
Movado Group	11,626		298,904
Oxford Industries	8,519		543,683
Perry Ellis International	10,377	[b]	191,144
Steven Madden	27,701	[b]	837,124
Sturm Ruger & Co.	10,433	[a]	621,911
TopBuild	17,622		542,229
Tumi Holdings	26,946	[b]	448,112
Unifi	6,804	[b]	191,533
Universal Electronics	6,135	[b]	315,032
Wolverine World Wide	54,648		913,168
			10,563,898
Consumer Services - 3.3%
American Public Education	10,067	[b]	187,347
Biglari Holdings	282	[b]	91,881
BJ's Restaurants	10,034	[b]	436,178
Bob Evans Farms	12,064	[b]	468,686
Boyd Gaming	39,672	[b]	788,283
Capella Education	5,943		274,685
Career Education	28,383	[b]	103,030
DineEquity	7,177	[a]	607,677
Interval Leisure Group	16,786	[a]	262,029
Marcus	10,120		191,976
Marriott Vacations Worldwide	13,866		789,669
Monarch Casino & Resort	3,539	[b]	80,406
Papa John's International	14,043		784,582
Pinnacle Entertainment	31,647	[b]	984,855
Popeyes Louisiana Kitchen	11,107	[b]	649,760
Red Robin Gourmet Burgers	6,919	[b]	427,179
Regis	18,112	[b]	256,285
Ruby Tuesday	27,633	[b]	152,258

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Consumer Services - 3.3% (continued)
Ruth's Hospitality Group	23,007		366,271
Scientific Games, Cl. A	19,420	[a,b]	174,197
Sonic	27,420		885,940
Strayer Education	5,047	[b]	303,426
Texas Roadhouse	28,470		1,018,372
			10,284,972
Diversified Financials - 2.7%
Calamos Asset Management, Cl. A	1,107		10,716
Cash America International	14,006		419,480
Encore Capital Group	10,038	[a,b]	291,905
Enova International	20,073	[b]	132,683
Evercore Partners, Cl. A	20,528		1,109,949
EZCORP, Cl. A	12,885	[b]	64,296
Financial Engines	27,806	[a]	936,228
First Cash Financial Services	14,693		549,959
Green Dot, Cl. A	20,248	[b]	332,472
Greenhill & Co.	15,438		441,681
HFF, Cl. A	19,347		601,111
Interactive Brokers Group, Cl. A	25,944		1,131,158
INTL. FCStone	7,343	[b]	245,697
Investment Technology Group	17,301		294,463
Piper Jaffray	6,455	[b]	260,782
PRA Group	25,343	[a,b]	879,149
Virtus Investment Partners	2,663		312,796
World Acceptance	5,401	[a,b]	200,377
			8,214,902
Energy - 2.4%
Archrock	30,134		226,608
Basic Energy Services	21,706	[a,b]	58,172
Bill Barrett	23,690	[a,b]	93,102
Bonanza Creek Energy	15,690	[a,b]	82,686
Bristow Group	18,037	[a]	467,158
CARBO Ceramics	9,127	[a]	156,984
Carrizo Oil & Gas	25,596	[b]	757,130
Cloud Peak Energy	59,020	[a,b]	122,762
Contango Oil & Gas	6,844	[b]	43,870
Era Group	6,067	[b]	67,647
Exterran	15,067	[b]	241,825
Geospace Technologies	4,197	[b]	59,052

14

Common Stocks - 98.5% (continued)	Shares		Value ($)
Energy - 2.4% (continued)
Green Plains	17,854		408,857
Gulf Island Fabrication	9,026		94,412
GulfMark Offshore, Cl. A	16,484	[a,b]	76,980
Helix Energy Solutions Group	46,804	[b]	246,189
Hornbeck Offshore Services	14,659	[a,b]	145,710
Matrix Service	12,187	[b]	250,321
Newpark Resources	45,369	[b]	239,548
Northern Oil and Gas	35,724	[a,b]	137,895
PDC Energy	18,925	[a,b]	1,010,216
Pioneer Energy Services	64,397	[b]	139,741
REX American Resources	3,697	[a,b]	199,897
Rex Energy	21,483	[a,b]	22,557
SEACOR Holdings	6,525	[b]	342,954
Stone Energy	30,159	[a,b]	129,382
Synergy Resources	42,381	[a,b]	361,086
Tesco	13,842		100,216
TETRA Technologies	31,443	[b]	236,451
Tidewater	22,610	[a]	157,366
Unit	22,030	[b]	268,766
US Silica Holdings	26,909	[a]	504,006
			7,449,546
Food & Staples Retailing - .2%
Andersons	10,195		322,468
SpartanNash	19,575		423,603
			746,071
Food, Beverage & Tobacco - 2.1%
B&G Foods	26,494	[a]	927,820
Calavo Growers	5,626		275,674
Cal-Maine Foods	16,522	[a]	765,629
Darling Ingredients	74,491	[b]	783,645
Diamond Foods	10,838	[b]	417,805
J&J Snack Foods	6,699		781,572
Sanderson Farms	10,769	[a]	834,813
Seneca Foods, Cl. A	3,166	[b]	91,751
Snyder's-Lance	23,838	[a]	817,643
Universal	12,449	[a]	698,140
			6,394,492
Health Care Equipment & Services - 9.2%
Abaxis	12,221	[a]	680,465

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Health Care Equipment & Services - 9.2% (continued)
ABIOMED	18,369	[b]	1,658,353
Aceto	12,402		334,606
Adeptus Health, Cl. A	5,798	[b]	316,107
Air Methods	19,315	[a,b]	809,878
Almost Family	2,606	[b]	99,627
Amedisys	15,960	[b]	627,547
AMN Healthcare Services	21,380	[b]	663,849
Analogic	6,615		546,399
AngioDynamics	12,213	[b]	148,266
Anika Therapeutics	8,139	[b]	310,584
Cantel Medical	16,539		1,027,733
Chemed	8,654	[a]	1,296,369
Computer Programs & Systems	7,129	[a]	354,668
CONMED	12,530		551,947
CorVel	5,488	[b]	241,033
Cross Country Healthcare	12,551	[b]	205,711
CryoLife	3,374		36,372
Cynosure, Cl. A	10,480	[b]	468,142
Ensign Group	20,384		461,290
ExamWorks Group	18,026	[b]	479,492
Greatbatch	10,791	[b]	566,528
Haemonetics	26,227	[b]	845,558
Hanger	19,771	[b]	325,233
HealthEquity	16,003	[a,b]	401,195
HealthStream	9,434	[b]	207,548
Healthways	17,291	[b]	222,535
HMS Holdings	42,387	[b]	523,056
ICU Medical	6,556	[b]	739,386
Inogen	5,444	[a,b]	218,250
Integra LifeSciences Holdings	12,973	[b]	879,310
Invacare	11,045		192,073
Kindred Healthcare	39,549		471,029
Landauer	6,668		219,511
LHC Group	6,943	[b]	314,448
Magellan Health	11,793	[b]	727,156
Masimo	22,085	[b]	916,748
MedAssets	31,444	[b]	972,877
Medidata Solutions	27,022	[b]	1,331,914
Meridian Bioscience	22,221		455,975

16

Common Stocks - 98.5% (continued)	Shares		Value ($)
Health Care Equipment & Services - 9.2% (continued)
Merit Medical Systems	26,256	[b]	488,099
Natus Medical	15,201	[b]	730,408
Neogen	17,280	[b]	976,666
NuVasive	22,257	[b]	1,204,326
Omnicell	19,034	[b]	591,577
PharMerica	14,752	[b]	516,320
Providence Service	4,724	[b]	221,650
Quality Systems	25,288		407,643
Select Medical Holdings	47,465		565,308
SurModics	10,348	[b]	209,754
U.S. Physical Therapy	5,913		317,410
Vascular Solutions	5,974	[b]	205,446
			28,283,375
Household & Personal Products - .5%
Central Garden & Pet	10,134	[b]	137,012
Central Garden & Pet, Cl. A	15,402	[b]	209,467
Inter Parfums	8,636		205,710
Medifast	7,960		241,825
WD-40	6,864		677,134
			1,471,148
Insurance - 2.7%
American Equity Investment Life Holding	39,147		940,702
AMERISAFE	7,622		387,960
eHealth	4,785	[b]	47,754
Employers Holdings	18,822		513,841
HCI Group	6,900	[a]	240,465
Horace Mann Educators	17,413		577,763
Infinity Property & Casualty	4,637		381,301
Navigators Group	5,540	[b]	475,277
ProAssurance	24,407		1,184,472
RLI	16,767		1,035,362
Safety Insurance Group	5,312		299,491
Selective Insurance Group	27,570		925,801
Stewart Information Services	9,839		367,290
United Fire Group	10,733		411,181
United Insurance Holdings	7,720		132,012
Universal Insurance Holdings	19,640		455,255
			8,375,927

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Materials - 4.4%
A. Schulman	15,069		461,714
AK Steel Holding	73,570	[a,b]	164,797
American Vanguard	6,418		89,916
Balchem	14,256		866,765
Boise Cascade	17,220	[b]	439,627
Calgon Carbon	20,667		356,506
Century Aluminum	29,431	[a,b]	130,085
Clearwater Paper	9,624	[b]	438,181
Deltic Timber	3,888		228,887
Flotek Industries	24,046	[a,b]	275,086
FutureFuel	16,711		225,599
Glatfelter	24,148		445,289
H.B. Fuller	26,215		956,061
Hawkins	2,487	[a]	88,960
Haynes International	4,806		176,332
Headwaters	37,413	[b]	631,157
Innophos Holdings	10,341		299,682
Innospec	11,621		631,137
Intrepid Potash	31,384	[a,b]	92,583
Kaiser Aluminum	7,665		641,254
KapStone Paper and Packaging	37,790		853,676
Koppers Holdings	14,689	[b]	268,074
Kraton Performance Polymers	20,006	[b]	332,300
LSB Industries	5,463	[a,b]	39,607
Materion	12,602		352,856
Myers Industries	13,112		174,652
Neenah Paper	9,418		587,966
Olympic Steel	13,168		152,485
Quaker Chemical	6,774		523,359
Rayonier Advanced Materials	20,015		195,947
Schweitzer-Mauduit International	17,040		715,510
Stepan	9,607		477,372
Stillwater Mining	60,533	[b]	518,768
SunCoke Energy	34,132		118,438
TimkenSteel	16,253		136,200
Tredegar	10,047		136,840
Wausau Paper	24,599		251,648
			13,475,316

18

Common Stocks - 98.5% (continued)	Shares		Value ($)
Media - .6%
E.W. Scripps, Cl. A	21,943		416,917
Gannet Company	55,086		897,351
Harte-Hanks	25,401		82,299
Scholastic	12,033		463,992
Sizmek	12,022	[b]	43,880
			1,904,439
Pharmaceuticals, Biotechnology & Life Sciences - 4.3%
Acorda Therapeutics	20,273	[a,b]	867,279
Affymetrix	44,234	[a,b]	446,321
Albany Molecular Research	8,917	[a,b]	177,002
ANI Pharmaceuticals	3,908	[a,b]	176,349
Cambrex	16,684	[b]	785,650
DepoMed	31,949	[a,b]	579,235
Emergent BioSolutions	15,856	[b]	634,399
Enanta Pharmaceuticals	5,573	[a,b]	184,020
Impax Laboratories	30,559	[b]	1,306,703
Lannett Company	14,505	[a,b]	581,941
Ligand Pharmaceuticals	9,268	[a,b]	1,004,837
Luminex	21,339	[b]	456,441
Medicines	32,686	[a,b]	1,220,495
MiMedx Group	49,242	[a,b]	461,398
Momenta Pharmaceuticals	27,726	[b]	411,454
Nektar Therapeutics	64,503	[a,b]	1,086,876
Phibro Animal Health, Cl. A	11,315	[a]	340,921
Prestige Brands Holdings	27,182	[b]	1,399,329
Repligen	14,915	[b]	421,945
Sagent Pharmaceuticals	8,613	[b]	137,033
Spectrum Pharmaceuticals	37,971	[a,b]	228,965
Supernus Pharmaceuticals	19,855	[b]	266,851
			13,175,444
Real Estate - 7.6%
Acadia Realty Trust	30,541	[c]	1,012,434
Agree Realty	6,198	[c]	210,670
American Assets Trust	20,995	[c]	805,158
Capstead Mortgage	42,404	[c]	370,611
CareTrust	18,994	[c]	207,984
Cedar Realty Trust	39,978	[c]	283,044
Chesapeake Lodging Trust	25,805	[c]	649,254
CoreSite Realty	13,234	[c]	750,632

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Real Estate - 7.6% (continued)
Cousins Properties	90,821	[c]	856,442
DiamondRock Hospitality	104,043	[c]	1,004,015
EastGroup Properties	16,998	[c]	945,259
Education Realty Trust	28,784	[c]	1,090,338
EPR Properties	28,948	[c]	1,692,011
Forestar Group	12,186	[a,b]	133,315
Four Corners Property Trust Inc	18,261	[b]	441,186
Franklin Street Properties	35,539	[c]	367,829
GEO Group	33,526	[c]	969,237
Getty Realty	17,692	[c]	303,418
Government Properties Income Trust	28,671	[c]	455,009
Healthcare Realty Trust	45,148	[c]	1,278,591
Inland Real Estate	53,262	[c]	565,642
Kite Realty Group Trust	38,273	[c]	992,419
Lexington Realty Trust	113,914	[a,c]	911,312
LTC Properties	19,468	[c]	839,850
Medical Properties Trust	120,136	[c]	1,382,765
Parkway Properties	35,060	[c]	547,988
Pennsylvania Real Estate Investment Trust	29,368	[c]	642,278
PS Business Parks	10,484	[c]	916,616
Retail Opportunity Investments	45,585	[c]	815,971
Sabra Health Care	28,300	[c]	572,509
Saul Centers	4,147	[c]	212,617
Summit Hotel Properties	48,729	[c]	582,312
The RMR Group, Cl. A	20	[a,b]	298
Universal Health Realty Income Trust	7,725	[c]	386,327
Urstadt Biddle Properties, Cl. A	15,414	[c]	296,565
			23,491,906
Retailing - 5.2%
Barnes & Noble	26,471		230,562
Barnes and Noble Education	13,722	[b]	136,534
Big 5 Sporting Goods	9,561		95,514
Blue Nile	5,303	[b]	196,900
Buckle	11,273	[a]	346,983
Caleres	20,636		553,458
Cato, Cl. A	13,321		490,479
Core-Mark Holding	10,897		892,900
Express	38,688	[b]	668,529
Finish Line, Cl. A	19,903		359,846

20

Common Stocks - 98.5% (continued)	Shares		Value ($)
Retailing - 5.2% (continued)
Five Below	26,282	[b]	843,652
Francesca's Holdings	21,881	[b]	380,948
Fred's, Cl. A	12,963		212,204
FTD Companies	6,030	[b]	157,805
Genesco	10,568	[b]	600,579
Group 1 Automotive	11,007		833,230
Haverty Furniture	6,342		135,972
Hibbett Sports	12,344	[a,b]	373,283
Kirkland's	7,728		112,056
Lithia Motors, Cl. A	11,217		1,196,517
Lumber Liquidators Holdings	11,003	[a,b]	191,012
MarineMax	13,174	[b]	242,665
Men's Wearhouse	24,577		360,790
Monro Muffler Brake	15,172		1,004,690
NutriSystem	13,248		286,687
Outerwall	10,855	[a]	396,642
PEP Boys-Manny Moe & Jack	20,884	[b]	384,474
PetMed Express	10,485	[a]	179,713
Pool	19,640		1,586,519
Select Comfort	28,736	[b]	615,238
Sonic Automotive, Cl. A	12,992		295,698
Stage Stores	12,677	[a]	115,487
Stein Mart	13,136		88,405
The Children's Place	11,460		632,592
Tuesday Morning	18,405	[b]	119,633
Vitamin Shoppe	14,766	[b]	482,848
VOXX International	10,882	[b]	57,239
Zumiez	10,052	[a,b]	151,986
			16,010,269
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Energy Industries	22,940	[b]	647,596
Brooks Automation	25,901		276,623
Cabot Microelectronics	13,246		579,910
CEVA	6,226	[b]	145,439
Cirrus Logic	32,327	[b]	954,616
Cohu	18,938		228,582
Diodes	15,385	[b]	353,547
DSP Group	18,203	[b]	171,836
Exar	27,334	[b]	167,557

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.6% (continued)
Kopin	30,842	[b]	83,890
Kulicke & Soffa Industries	29,358	[b]	342,608
Microsemi	43,828	[b]	1,428,355
MKS Instruments	26,257		945,252
Monolithic Power Systems	16,617		1,058,669
Nanometrics	6,512	[b]	98,592
Power Integrations	13,975		679,604
Rambus	59,669	[b]	691,564
Rudolph Technologies	19,299	[b]	274,432
Semtech	31,179	[b]	589,907
Tessera Technologies	26,143		784,551
Ultratech	10,042	[b]	199,032
Veeco Instruments	20,844	[b]	428,553
			11,130,715
Software & Services - 6.4%
Blackbaud	23,177		1,526,437
Blucora	21,556	[b]	211,249
Bottomline Technologies	18,351	[a,b]	545,575
CACI International, Cl. A	11,834	[b]	1,097,959
Cardtronics	24,077	[b]	810,191
Ciber	29,928	[b]	105,047
comScore	15,658	[b]	644,327
Constant Contact	18,100	[b]	529,244
CSG Systems International	18,563		667,897
DHI Group	21,172	[b]	194,147
Ebix	10,775	[a]	353,312
Epiq Systems	17,541		229,261
ExlService Holdings	15,141	[b]	680,285
Forrester Research	5,683		161,852
Heartland Payment Systems	16,953		1,607,483
Interactive Intelligence Group	5,916	[b]	185,881
Liquidity Services	12,668	[b]	82,342
LivePerson	21,434	[b]	144,680
LogMeIn	12,614	[b]	846,399
ManTech International, Cl. A	11,333		342,710
MicroStrategy, Cl. A	5,025	[b]	900,932
Monotype Imaging Holdings	19,818		468,498
Monster Worldwide	49,087	[a,b]	281,269
NIC	24,827		488,595

22

Common Stocks - 98.5% (continued)	Shares		Value ($)
Software & Services - 6.4% (continued)
Perficient	20,431	[b]	349,779
Progress Software	27,459	[b]	659,016
QuinStreet	12,138	[b]	52,072
Rovi	41,737	[a,b]	695,338
Stamps.com	7,419	[b]	813,197
SYKES Enterprises	21,395	[b]	658,538
Synchronoss Technologies	16,790	[a,b]	591,512
Take-Two Interactive Software	38,806	[b]	1,352,001
Tangoe	15,789	[b]	132,470
TeleTech Holdings	10,706		298,804
VASCO Data Security International	13,907	[a,b]	232,664
Virtusa	11,583	[b]	478,841
XO Group	12,908	[b]	207,302
			19,627,106
Technology Hardware & Equipment - 6.4%
ADTRAN	25,938		446,652
Agilysys	5,250	[b]	52,448
Anixter International	13,050	[b]	788,089
Badger Meter	6,347		371,871
Bel Fuse, Cl. B	5,345		92,415
Benchmark Electronics	25,241	[b]	521,731
Black Box	8,331		79,394
CalAmp	14,120	[b]	281,412
Checkpoint Systems	21,554		135,144
Coherent	13,040	[b]	849,034
Comtech Telecommunications	8,384		168,435
CTS	20,943		369,435
Daktronics	17,230		150,246
DTS	11,496	[b]	259,580
Electro Scientific Industries	10,296	[b]	53,436
Electronics For Imaging	20,976	[b]	980,418
ePlus	2,836	[b]	264,485
Fabrinet	10,779	[b]	256,756
FARO Technologies	6,099	[b]	180,042
Harmonic	35,310	[a,b]	143,712
II-VI	29,743	[b]	552,030
Insight Enterprises	21,039	[b]	528,500
Itron	17,983	[b]	650,625
Ixia	28,204	[b]	350,576

23

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.5% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 6.4% (continued)
Littelfuse	11,595		1,240,781
Lumentum Holdings	21,088		464,358
Mercury Systems	15,749	[b]	289,152
Methode Electronics	19,588		623,486
MTS Systems	8,429		534,483
NETGEAR	15,847	[b]	664,148
Newport	20,778	[b]	329,747
OSI Systems	8,857	[b]	785,262
Park Electrochemical	9,316		140,299
Plexus	14,962	[b]	522,473
QLogic	41,434	[b]	505,495
Rofin-Sinar Technologies	16,782	[b]	449,422
Rogers	8,273	[b]	426,639
Ruckus Wireless	41,442	[b]	443,844
Sanmina	41,379	[b]	851,580
ScanSource	11,543	[b]	371,915
Super Micro Computer	16,230	[b]	397,797
TTM Technologies	34,493	[b]	224,549
ViaSat	20,611	[a,b]	1,257,477
Viavi Solutions	99,993	[b]	608,957
			19,658,330
Telecommunication Services - .9%
8x8	37,599	[b]	430,509
Atlantic Tele-Network	6,116		478,455
Cincinnati Bell	121,603	[b]	437,771
Consolidated Communications Holdings	21,525	[a]	450,949
General Communication, Cl. A	18,218	[b]	360,352
Iridium Communications	38,733	[a,b]	325,745
Lumos Networks	5,197	[b]	58,206
Spok Holdings	10,227		187,359
			2,729,346
Transportation - 2.5%
Allegiant Travel	6,291		1,055,819
ArcBest	14,593		312,144
Atlas Air Worldwide Holdings	13,562	[b]	560,653
Celadon Group	8,513		84,194
Echo Global Logistics	10,026	[b]	204,430
Forward Air	12,914		555,431
Hawaiian Holdings	24,235	[b]	856,223

24

Common Stocks - 98.5% (continued)	Shares		Value ($)
Transportation - 2.5% (continued)
Heartland Express	28,045	[a]	477,326
Hub Group, Cl. A	18,266	[b]	601,865
Knight Transportation	28,789		697,557
Marten Transport	11,251		199,143
Matson	22,616		964,120
Republic Airways Holdings	25,484	[b]	100,152
Roadrunner Transportation Systems	10,376	[b]	97,846
Saia	13,048	[b]	290,318
SkyWest	22,323		424,583
UTi Worldwide	39,711	[b]	279,168
			7,760,972
Utilities - 4.0%
ALLETE	23,248		1,181,696
American States Water	16,381		687,183
Avista	28,246		999,061
El Paso Electric	17,981		692,269
Laclede Group	19,288		1,145,900
New Jersey Resources	39,342		1,296,712
Northwest Natural Gas	14,873		752,723
NorthWestern	23,617		1,281,222
Piedmont Natural Gas	39,538		2,254,457
South Jersey Industries	33,695		792,506
Southwest Gas	22,049		1,216,223
			12,299,952
Total Common Stocks (cost $228,029,387)			303,138,771
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.10%, 3/17/16 (cost $269,942)	270,000	[d]	269,950
Other Investment - 1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $4,242,412)	4,242,412	[e]	4,242,412

25

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 6.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $20,190,534)	20,190,534	[e]	20,190,534
Total Investments (cost $252,732,275)	106.5%		327,841,667
Liabilities, Less Cash and Receivables	(6.5%)		(20,140,971)
Net Assets	100.0%		307,700,696

aSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $32,000,211 and the value of the collateral held by the fund was $33,201,395 consisting of cash collateral of $20,190,534 and U.S. Government & Agency securities valued at $13,010,861.
b Non-income producing security.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures contracts.
e Investment in affiliated money market mutual fund.

26

Portfolio Summary (Unaudited) †	Value (%)
Banks	10.9
Capital Goods	9.6
Health Care Equipment & Services	9.2
Short-Term/Money Market Investments	8.0
Real Estate	7.6
Software & Services	6.4
Technology Hardware & Equipment	6.4
Retailing	5.2
Commercial & Professional Services	4.6
Materials	4.4
Pharmaceuticals, Biotechnology & Life Sciences	4.3
Utilities	4.0
Semiconductors & Semiconductor Equipment	3.6
Consumer Durables & Apparel	3.4
Consumer Services	3.3
Diversified Financials	2.7
Insurance	2.7
Transportation	2.5
Energy	2.4
Food, Beverage & Tobacco	2.1
Automobiles & Components	1.0
Telecommunication Services	.9
Media	.6
Household & Personal Products	.5
Food & Staples Retailing	.2
106.5

† Based on net assets.
See notes to financial statements.

27

STATEMENT OF FINANCIAL FUTURES

December 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) at 12/31/2015 ($)

Financial Futures Long
Russell 2000 Mini	41	4,639,150	March 2016	(5,753)
Gross Unrealized Depreciation				(5,753)

See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $32,000,211)—Note 1(b):
Unaffiliated issuers	228,299,329	303,408,721
Affiliated issuers	24,432,946	24,432,946
Cash		161,034
Dividends and securities lending income receivable		410,514
Receivable for investment securities sold		315,171
Other assets		6,079
		328,734,465
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		152,087
Liability for securities on loan—Note 1(b)		20,190,534
Payable for shares of Beneficial Interest redeemed		326,940
Payable for investment securities purchased		316,058
Payable for futures variation margin—Note 4		47,150
Accrued expenses		1,000
		21,033,769
Net Assets ($)		307,700,696
Composition of Net Assets ($):
Paid-in capital		207,931,545
Accumulated undistributed investment income—net		2,976,853
Accumulated net realized gain (loss) on investments		21,688,659
Accumulated net unrealized appreciation (depreciation) on investments [including ($5,753) net unrealized (depreciation) on financial futures]		75,103,639
Net Assets ($)		307,700,696
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		18,409,989
Net Asset Value Per Share ($)		16.71

See notes to financial statements.

29

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $921 foreign taxes withheld at source):
Unaffiliated issuers	4,621,746
Affiliated issuers	2,713
Income from securities lending—Note 1(b)	251,852
Interest	1,503
Total Income	4,877,814
Expenses:
Management fee—Note 3(a)	1,138,686
Distribution fees—Note 3(b)	813,347
Trustees’ fees—Note 3(a,c)	85,855
Loan commitment fees—Note 2	3,652
Interest expense—Note 2	167
Total Expenses	2,041,707
Less—Trustees’ fees reimbursed by Dreyfus—Note 3(a)	(85,855)
Net Expenses	1,955,852
Investment Income—Net	2,921,962
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	28,069,971
Net realized gain (loss) on financial futures	244,458
Net Realized Gain (Loss)	28,314,429
Net unrealized appreciation (depreciation) on investments	(38,206,073)
Net unrealized appreciation (depreciation) on financial futures	(152,878)
Net Unrealized Appreciation (Depreciation)	(38,358,951)
Net Realized and Unrealized Gain (Loss) on Investments	(10,044,522)
Net (Decrease) in Net Assets Resulting from Operations	(7,122,560)

See notes to financial statements.

30

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	2,921,962	2,367,023
Net realized gain (loss) on investments	28,314,429	21,925,891
Net unrealized appreciation (depreciation) on investments	(38,358,951)	(8,383,867)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,122,560)	15,909,047
Dividends to Shareholders from ($):
Investment income—net	(2,379,002)	(1,896,663)
Net realized gain on investments	(21,208,628)	(18,012,952)
Total Dividends	(23,587,630)	(19,909,615)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	47,225,229	59,376,728
Dividends reinvested	23,587,630	19,909,615
Cost of shares redeemed	(70,053,589)	(69,629,432)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	759,270	9,656,911
Total Increase (Decrease) in Net Assets	(29,950,920)	5,656,343
Net Assets ($):
Beginning of Period	337,651,616	331,995,273
End of Period	307,700,696	337,651,616
Undistributed investment income—net	2,976,853	2,435,025
Capital Share Transactions (Shares):
Shares sold	2,682,982	3,327,239
Shares issued for dividends reinvested	1,340,206	1,116,636
Shares redeemed	(3,960,019)	(3,947,068)
Net Increase (Decrease) in Shares Outstanding	63,169	496,807

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.40	18.60	13.56	12.17	12.20
Investment Operations:
Investment income—net[a]	.16	.13	.11	.17	.07
Net realized and unrealized gain (loss) on investments	(.53)	.79	5.31	1.73	.01
Total from Investment Operations	(.37)	.92	5.42	1.90	.08
Distributions:
Dividends from investment income—net	(.13)	(.11)	(.17)	(.06)	(.08)
Dividends from net realized gain on investments	(1.19)	(1.01)	(.21)	(.45)	(.03)
Total Distributions	(1.32)	(1.12)	(.38)	(.51)	(.11)
Net asset value, end of period	16.71	18.40	18.60	13.56	12.17
Total Return (%)	(2.33)	5.12	40.72	15.74	.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.63	.60	.60	.60
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.90	.73	.70	1.32	.54
Portfolio Turnover Rate	19.72	14.30	16.76	13.66	22.23
Net Assets, end of period ($ x 1,000)	307,701	337,652	331,995	219,570	196,429

a Based on average shares outstanding.
See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

33

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

34

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

35

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Domestic Common Stocks†	302,260,239	–	–	302,260,239
Equity Securities— Foreign Common Stocks†	878,532	–	–	878,532
Mutual Funds	24,432,946	–	–	24,432,946
U.S. Treasury	–	269,950	–	269,950
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(5,753)	–	–	(5,753)

† See Statement of Investments for additional detailed categorizations.
††  Amount shown represents unrealized (depreciation) at period end.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

36

borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $61,115 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,690,932	54,293,312	54,741,832	4,242,412	1.4
Dreyfus Institutional Cash Advantage Fund	14,492,086	107,440,191	101,741,743	20,190,534	6.5
Total	19,183,018	161,733,503	156,483,575	24,432,946	7.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,880,507, undistributed capital gains $27,316,383 and unrealized appreciation $69,475,915.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $3,115,782 and $3,645,372, and long-term capital gains $20,471,848 and $16,264,243, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund decreased accumulated undistributed investment income-net by $1,132 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015 was approximately $14,800 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the expenses of the fund (excluding management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on

38

borrowings, trustees fees, fees and expenses of independent counsel to the fund and the non-interested Board members, and extraordinary expenses). In addition, Dreyfus has also agreed to reduce its fee in an amount equal to the fund’s allocated portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the fund, During the period ended December 31, 2015, fees reimbursed by Dreyfus amounted to $85,855.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, the fund was charged $813,347 pursuant to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $92,476 and Distribution Plan fees $66,054, which are offset against an expense reimbursement currently in effect in the amount of $6,443.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2015, amounted to $63,232,593 and $76,643,962, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a

39

NOTES TO FINANCIAL STATEMENTS (continued)

commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at December 31, 2015 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2015:

Average Market Value ($)
Equity financial futures	3,174,426

At December 31, 2015, the cost of investments for federal income tax purposes was $258,365,752; accordingly, accumulated net unrealized appreciation on investments was $69,475,915, consisting of $95,775,884 gross unrealized appreciation and $26,299,969 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

41

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.0415 per share as a short-term capital gain distribution and $1.1531 per share as a long-term capital gain distribution paid on March 25, 2015.

42

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods except for the one-year period when it was slightly below the Performance Universe median. The Board noted the proximity of the fund’s performance to the Performance Group median and also noted that there were only three or four funds, including the fund, in the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was slightly below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

44

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

46

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

47

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

48

INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

50

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

51

NOTES

52

NOTES

53

For More Information

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0410AR1215

Dreyfus Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Investment Portfolios, Technology Growth Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of 6.16%, and its Service shares produced a total return of 5.92%.1 The fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 8.17% and 1.39%, respectively, over the same period.2,3

Broad measures of stock market performance rose only mildly amid uneven domestic growth and global economic instability. Technology stocks produced more robust gains, led by fast-growing companies providing innovative technology solutions to businesses and consumers. However, lack of exposure to one high-flying stock included in the MS High Tech 35 Index caused the fund to lag its technology-oriented benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. Up to 25% of the fund’s assets may be invested in foreign securities. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical, or stable growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles, and/or favorable valuations.

Innovative Technology Drove the Sector’s Gains

The year started with the U.S. economy contracting modestly in the face of severe winter weather. Exporters were undermined by a strengthening U.S. dollar against most foreign currencies, and energy producers were challenged by declining oil prices. The economic recovery got back on track in the spring as labor and housing markets resumed their gains, and the S&P 500 Index hit a new record high in May. However, stocks stumbled in the summer, losing ground in mid-June in response to the Greek debt crisis, and then plunging in August when China’s central bank devalued the country’s currency, exacerbating fears about slowing Chinese economic growth.

An October bounce in stock prices drove some major U.S. indices back into positive territory. However, investors remained wary due to global political and economic uncertainty, as well as mixed signals from the Federal Reserve Board regarding the timing of expected rate hikes. Technology stocks rebounded in October more strongly than the broader market, led by fast-growing companies producing innovations in areas such as cybersecurity, cloud computing, entertainment, and social media. Stocks of slower growing personal computer makers and legacy parts suppliers significantly trailed market averages.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Returns Benefited from Focus on Growth and Innovation

The fund’s overall returns for the year were supported by our emphasis on fast-growing, transformative technology companies, and our corresponding decision to avoid most legacy enterprises tied to the PC market. This positioning enabled the fund to significantly outperform the S&P 500 Index. However, returns compared to the MS High Tech 35 Index suffered due to the fund’s lack of exposure during most of the reporting period to Internet-based entertainment company Netflix, which more than doubled in value.

Several of the fund’s holdings delivered notably strong returns. Tencent Holdings, China’s largest social networking and online entertainment company, advanced amid gains in its mobile user base and higher advertising revenue. Network security services providers Fortinet and Palo Alto Networks saw sharp revenue increases as businesses and governments allocated additional funds to combat a wave of cyberattacks. Social media giant Facebook continued to successfully monetize its growing roster of users. Internet information provider Alphabet (formerly Google) saw strong growth from mobile advertising as well as YouTube. Customer relationship management firm salesforce.com achieved improved revenues and profit margins as more businesses adopted cloud-based data management strategies.

On the other hand, a few holdings detracted from the fund’s relative performance. China-based online marketplace Alibaba Group declined early in the reporting period due to a revenue shortfall, leading to its elimination from the portfolio. Semiconductor maker Qorvo, healthcare information services provider Cerner, and Internet services provider Akamai Technologies also failed to meet investor’s financial expectations.

Focusing on Transformative Technologies

As the U.S. economy continues to grow, we expect the performance gap to widen further between disruptive technology innovators and legacy businesses. Therefore, the fund has remained sharply focused on finding attractive investments positioned to benefit as cloud computing puts pressure on older hardware vendors, social media and search firms take additional advertising share from traditional media outlets, and electronic content expands beyond handsets and computers into cars and industrial applications.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 SOURCE: BLOOMBERG L.P. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors. Investors cannot invest directly in any index.

3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio Initial shares and Service shares with the Standard & Poor’s 500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Initial shares	6.16%	9.94%	8.76%
Service shares	5.92%	9.67%	8.50%
Standard & Poor's 500 Composite Stock Price Index	1.39%	12.55%	7.30%
Morgan Stanley High Technology 35 Index	8.17%	11.84%	8.75%

† Source: Lipper Inc.
††  Source: Bloomberg L.P.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Technology Growth Portfolio on 12/31/05 to a $10,000 investment made in the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) on that date.

5

FUND PERFORMANCE (continued)

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors. The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.17	$5.44
Ending value (after expenses)	$1,017.70	$1,016.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.18	$5.45
Ending value (after expenses)	$1,021.07	$1,019.81

† Expenses are equal to the fund’s annualized expense ratio of .82% for Initial shares and 1.07% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 95.8%	Shares		Value ($)
Application Software - 19.0%
Adobe Systems	171,348	[a]	16,096,431
Citrix Systems	172,216	[a]	13,028,140
salesforce.com	210,718	[a]	16,520,291
Splunk	101,314	[a]	5,958,276
Workday, Cl. A	101,484	[a]	8,086,245
			59,689,383
Automobile Manufacturers - 2.8%
Tesla Motors	36,494	[a,b]	8,758,925
Communications Equipment - 4.8%
Cisco Systems	551,162		14,966,804
Computer Storage & Peripherals - 3.6%
Apple	106,611		11,221,874
Data Processing & Outsourced Services - 7.1%
Paychex	136,014		7,193,780
Visa, Cl. A	195,887		15,191,037
			22,384,817
Electronic Components - 5.2%
Amphenol, Cl. A	220,916		11,538,443
Mobileye	115,320	[a,b]	4,875,730
			16,414,173
Internet Retail - 9.7%
Amazon.com	27,466	[a]	18,563,995
Netflix	103,499	[a]	11,838,215
			30,402,210
Internet Software & Services - 14.4%
Alphabet, Cl. A	11,104	[a]	8,639,023
Alphabet, Cl. C	15,892	[a]	12,060,121
Facebook, Cl. A	171,984	[a]	17,999,845
Tencent Holdings	329,900		6,435,705
			45,134,694
IT Consulting & Other Services - 4.6%
Cognizant Technology Solutions, Cl. A	239,490	[a]	14,374,190
Semiconductor Equipment - 17.3%
Avago Technologies	95,050	[b]	13,796,508
Cavium	134,219	[a]	8,819,530
Microchip Technology	206,405	[b]	9,606,089
NXP Semiconductors	121,144	[a]	10,206,382

8

Common Stocks - 95.8% (continued)	Shares		Value ($)
Semiconductor Equipment - 17.3% (continued)
Texas Instruments	214,028		11,730,875
			54,159,384
Systems Software - 7.3%
Fortinet	107,030	[a]	3,336,125
Oracle	321,237		11,734,788
Palo Alto Networks	44,285	[a]	7,800,360
			22,871,273
Total Common Stocks (cost $236,266,328)			300,377,727
Other Investment - 4.0%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $12,475,861)	12,475,861	[c]	12,475,861
Investment of Cash Collateral for Securities Loaned - 7.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $23,436,129)	23,436,129	[c]	23,436,129
Total Investments (cost $272,178,318)	107.3%		336,289,717
Liabilities, Less Cash and Receivables	(7.3%)		(22,862,361)
Net Assets	100.0%		313,427,356

aNon-income producing security.
b Security, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $36,657,714 and the value of the collateral held by the fund was $37,733,105, consisting of cash collateral of $23,436,129 and U.S. Government & Agency securities valued at $14,296,976.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Application Software	19.0
Semiconductor Equipment	17.3
Internet Software & Services	14.4
Money Market Investments	11.5
Internet Retail	9.7
Systems Software	7.3
Data Processing & Outsourced Services	7.1
Electronic Components	5.2
Communications Equipment	4.8
IT Consulting & Other Services	4.6
Computer Storage & Peripherals	3.6
Automobile Manufacturers	2.8
107.3

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $36,657,714)—Note 1(b):
Unaffiliated issuers	236,266,328	300,377,727
Affiliated issuers	35,911,990	35,911,990
Cash		108,832
Receivable for investment securities sold		1,043,801
Dividends and securities lending income receivable		47,454
Prepaid expenses		5,001
		337,494,805
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		268,721
Liability for securities on loan—Note 1(b)		23,436,129
Payable for shares of Beneficial Interest redeemed		299,912
Accrued expenses		62,687
		24,067,449
Net Assets ($)		313,427,356
Composition of Net Assets ($):
Paid-in capital		234,167,339
Accumulated net realized gain (loss) on investments		15,148,618
Accumulated net unrealized appreciation (depreciation) on investments		64,111,399
Net Assets ($)		313,427,356

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	96,421,584	217,005,772
Shares Outstanding	5,422,058	12,721,567
Net Asset Value Per Share ($)	17.78	17.06

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,705,710
Affiliated issuers	12,429
Income from securities lending—Note 1(b)	74,719
Total Income	1,792,858
Expenses:
Management fee—Note 3(a)	2,195,558
Distribution fees—Note 3(b)	500,331
Trustees’ fees and expenses—Note 3(c)	81,637
Professional fees	69,296
Custodian fees—Note 3(b)	34,824
Prospectus and shareholders’ reports	20,999
Loan commitment fees—Note 2	3,092
Shareholder servicing costs—Note 3(b)	889
Registration fees	291
Miscellaneous	19,852
Total Expenses	2,926,769
Less—reduction in fees due to earnings credits—Note 3(b)	(3)
Net Expenses	2,926,766
Investment (Loss)—Net	(1,133,908)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,805,224
Net unrealized appreciation (depreciation) on investments	974,346
Net Realized and Unrealized Gain (Loss) on Investments	16,779,570
Net Increase in Net Assets Resulting from Operations	15,645,662

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment (loss)—net	(1,133,908)	(633,908)
Net realized gain (loss) on investments	15,805,224	30,147,217
Net unrealized appreciation (depreciation) on investments	974,346	(11,220,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,645,662	18,292,767
Dividends to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(9,027,789)	(5,129,350)
Service Shares	(20,490,561)	(10,634,942)
Total Dividends	(29,518,350)	(15,764,292)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	13,941,725	8,366,168
Service Shares	39,688,601	29,602,554
Dividends reinvested:
Initial Shares	9,027,789	5,129,350
Service Shares	20,490,561	10,634,942
Cost of shares redeemed:
Initial Shares	(18,993,051)	(15,094,005)
Service Shares	(21,132,366)	(38,169,931)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	43,023,259	469,078
Total Increase (Decrease) in Net Assets	29,150,571	2,997,553
Net Assets ($):
Beginning of Period	284,276,785	281,279,232
End of Period	313,427,356	284,276,785
Capital Share Transactions (Shares):
Initial Shares
Shares sold	786,590	461,954
Shares issued for dividends reinvested	524,566	277,562
Shares redeemed	(1,052,737)	(841,829)
Net Increase (Decrease) in Shares Outstanding	258,419	(102,313)
Service Shares
Shares sold	2,301,337	1,674,566
Shares issued for dividends reinvested	1,238,849	594,795
Shares redeemed	(1,253,793)	(2,186,451)
Net Increase (Decrease) in Shares Outstanding	2,286,393	82,910

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.65	18.38	13.84	11.97	12.98
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.01)	(.01)	.00[b]	(.03)
Net realized and unrealized gain (loss) on investments	1.12	1.26	4.55	1.87	(.98)
Total from Investment Operations	1.08	1.25	4.54	1.87	(1.01)
Distributions:
Dividends from net realized gain on investments	(1.95)	(.98)	—	—	—
Net asset value, end of period	17.78	18.65	18.38	13.84	11.97
Total Return (%)	6.16	6.82	32.80	15.62	(7.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.85	.83	.83
Ratio of net expenses to average net assets	.83	.83	.85	.83	.83
Ratio of net investment income (loss) to average net assets	(.22)	(.05)	(.05)	.03	(.25)
Portfolio Turnover Rate	70.33	72.20	68.73	52.00	79.60
Net Assets, end of period ($ x 1,000)	96,422	96,320	96,786	79,353	74,929

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.01	17.82	13.45	11.66	12.68
Investment Operations:
Investment (loss)—net[a]	(.08)	(.05)	(.04)	(.03)	(.06)
Net realized and unrealized gain (loss) on investments	1.08	1.22	4.41	1.82	(.96)
Total from Investment Operations	1.00	1.17	4.37	1.79	(1.02)
Distributions:
Dividends from net realized gain on investments	(1.95)	(.98)	—	—	—
Net asset value, end of period	17.06	18.01	17.82	13.45	11.66
Total Return (%)	5.92	6.58	32.49	15.35	(8.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.08	1.10	1.08	1.08
Ratio of net expenses to average net assets	1.08	1.08	1.10	1.08	1.08
Ratio of net investment (loss) to average net assets	(.47)	(.30)	(.30)	(.22)	(.50)
Portfolio Turnover Rate	70.33	72.20	68.73	52.00	79.60
Net Assets, end of period ($ x 1,000)	217,006	187,957	184,493	160,409	125,006

a Based on average shares outstanding.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

15

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

16

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

17

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	265,063,402	-	-	265,063,402
Equity Securities - Foreign Common Stocks†	28,878,620	6,435,705††	-	35,314,325
Mutual Funds	35,911,990	-	-	35,911,990

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At December 31, 2014, $13,761,361 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015,

18

The Bank of New York Mellon earned $16,313 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	7,826,448	130,023,289	125,373,876	12,475,861	4.0
Dreyfus Institutional Cash Advantage Fund	5,748,432	148,777,049	131,089,352	23,436,129	7.5
Total	13,574,880	278,800,338	256,463,228	35,911,990	11.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

19

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $15,802,719 and unrealized appreciation $63,457,298.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $4,362,415 and $0, and long-term capital gains $25,155,935 and $15,764,292, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,133,908 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to

20

actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $500,331 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $604 for transfer agency services and $59 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $34,824 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $200,235, Distribution Plan fees $46,082, custodian fees $19,688, Chief Compliance Officer fees $2,647 and transfer agency fees $69.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $204,828,593 and $197,978,556, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $272,832,419; accordingly, accumulated net unrealized

21

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $63,457,298, consisting of $70,274,349 gross unrealized appreciation and $6,817,051 gross unrealized depreciation.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 45.42% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.2888 per share as a short-term capital gain distribution and $1.6651 per share as a long-term capital gain distribution paid on March 26, 2015.

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking lowest in the Performance Group for most periods), although in close proximity to the Performance Universe median in certain periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices and noted that the fund’s return was above the MS High Tech-35 Index in five of the ten calendar years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship

26

to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s relative performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

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INTERESTED BOARD MEMBERS

J. Charles Cardona (60)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

32

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

33

For More Information

Dreyfus Investment Portfolios, Technology Growth Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0175AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $128,904 in 2014 and $132,124 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 w were $38,788 in 2014 and $37,400 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $11,830 in 2014 and $13,955 in 2015.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,682 in 2014 and $29 in 2015.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,307,177 in 2014 and $20,055,582 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 11, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 11, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]